SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 2, 2004

Caremark Rx, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14200	63-1151076
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
211 Commerce Street, Suite 800 Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 743-6600

Item 5. Other Events and Regulation FD Disclosure

On July 2, 2004, Caremark Rx, Inc. issued the following press release:

[Caremark Rx, Inc. Letterhead]

FOR IMMEDIATE RELEASE

Contacts:

Caremark Rx, Inc.

Investor Relations

Pete Clemens, 615/743-6606

or

Gavin Anderson & Company

Media Relations

Gerard Carney, 212/515-1941

CAREMARK RX, CAREMARK INC., AND ADVANCEPCS RECEIVE CIVIL INVESTIGATIVE

DEMANDS FROM THE ATTORNEY GENERAL OF THE STATE OF WASHINGTON

Nashville, TN, July 2, 2004 – Caremark Rx, Inc. (NYSE: CMX) today announced that on July 1, 2004 it received Civil Investigative Demands from the Office of the State of Washington Attorney General seeking information, pursuant to consumer protection statutes, relating to business practices conducted by Caremark Rx, Inc., Caremark Inc. and AdvancePCS, separately, as pharmacy benefit managers. The State of Washington Attorney General has indicated that additional Civil Investigative Demands, or administrative subpoenas, will be issued by the Attorneys General of 18 additional states.

Caremark believes that its business practices comply in all material respects with applicable laws and regulations. The company intends to fully cooperate with the requests for information. There can be no assurance as to the timing associated with the review of such information or the outcomes or consequences of such review.

About Caremark Rx, Inc.

Caremark Rx, Inc. is a leading pharmaceutical services company, providing through its affiliates comprehensive drug benefit services to over 2,000 health plan sponsors and their plan participants throughout the U.S. Caremark’s clients include corporate health plans, managed care organizations, insurance companies, unions, government agencies and other funded benefit plans. The company operates a national retail pharmacy network with over 55,000 participating pharmacies, seven mail service pharmacies, the industry’s only FDA-regulated repackaging plant and 21 specialty pharmacies for delivery of advanced medications to individuals with chronic or genetic diseases and disorders.

Safe Harbor Statement

This press release may contain statements that constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the timing associated with the review of such information or the outcomes or consequences of such review. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the expectations of management. You are encouraged to consult the filings which Caremark Rx, Inc. makes with the Securities and Exchange Commission under both the Securities Act of 1933 and the Securities Exchange Act of 1934 for more information concerning such risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this press release.

Additional information about Caremark Rx is available on the World Wide Web at

www.caremarkrx.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Caremark Rx, Inc.

By:	/s/ BRADLEY S. KARRO
Bradley S. Karro Executive Vice President, Corporate Development

Date: July 2, 2004